-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): November 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2004-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-02                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2004-1. This report and exhibit is being filed, pursuant to the terms of the agreements dated November 9, 2004.

     On November 9, 2004, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2004-1 (the "Trust"). Also on November 9, 2004, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as identure trustee.

    On November 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2004-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  November 16, 2004              By: /s/ Michael A. Smith
                                        -----------------------------
                                        Michael A. Smith
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2004-1
                        Statement to Certificateholders
                                November 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         548,000,000.00     548,000,000.00     84,013,294.59        196,366.67         84,209,661.26        463,986,705.41
A2A        608,000,000.00     608,000,000.00              0.00        262,453.33            262,453.33        608,000,000.00
A2B         25,000,000.00      25,000,000.00              0.00         19,500.00             19,500.00         25,000,000.00
A3         432,000,000.00     432,000,000.00              0.00        213,120.00            213,120.00        432,000,000.00
A4         309,720,000.00     309,720,000.00              0.00        168,281.20            168,281.20        309,720,000.00
B           50,333,000.00      50,333,000.00              0.00         26,257.05             26,257.05         50,333,000.00
C           20,133,000.00      20,133,000.00              0.00         11,308.04             11,308.04         20,133,000.00
D           55,366,000.00      55,366,000.00              0.00         51,674.93             51,674.93         55,366,000.00
CERT                 0.00               0.00              0.00              0.00                  0.00                  0.00
TOTALS   2,048,552,000.00   2,048,552,000.00     84,013,294.59        948,961.22         84,962,255.81      1,964,538,705.41
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                              ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1      96683MAV5     1,000.00000000    153.30893173   0.35833334      153.66726507          846.69106827       A1     2.150000 %
A2A     96683MAW3     1,000.00000000      0.00000000   0.43166666        0.43166666        1,000.00000000       A2A    2.590000 %
A2B     96683MAX1     1,000.00000000      0.00000000   0.78000000        0.78000000        1,000.00000000       A2B    4.680000 %
A3      96683MAY9     1,000.00000000      0.00000000   0.49333333        0.49333333        1,000.00000000       A3     2.960000 %
A4      96683MAZ6     1,000.00000000      0.00000000   0.54333333        0.54333333        1,000.00000000       A4     3.260000 %
B       96683MBA0     1,000.00000000      0.00000000   0.52166670        0.52166670        1,000.00000000       B      3.130000 %
C       96683MBB8     1,000.00000000      0.00000000   0.56166692        0.56166692        1,000.00000000       C      3.370000 %
D       96683MBC6     1,000.00000000      0.00000000   0.93333327        0.93333327        1,000.00000000       D      5.600000 %
TOTALS                1,000.00000000     41.01106274   0.46323511       41.47429785          958.98893726
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


                RECEIVABLES
                                        Beginning Receivables Balance                                          2,151,834,664.38
                                        Ending Receivables Balance                                             2,070,555,897.79
                                        Beginning Number of Contracts                                                   125,936
                                        Ending Number of Contracts                                                      123,212

                COLLECTIONS
                                        Interest:
                                        Interest Collections                                                       5,640,809.50
                                        Reinvestment Income                                                           69,851.49
                                        Repurchased Loan Proceeds Related to Interest                                    587.68
                                        Total Interest Collections                                                 5,711,248.67

                                        Principal:
                                        Principal Collections                                                     51,426,979.86
                                        Prepayments in Full                                                       29,319,212.03
                                        Repurchased Loan Proceeds Related to Principal                               346,587.77
                                        Total Principal Collections                                               81,092,779.66

                                        Recoveries and Liquidation Proceeds                                           68,546.12

                                        Total Collections                                                         86,872,574.45

                                        Principal Losses for Collection Period                                       185,986.93

                DISTRIBUTIONS
                Fees:
                                        Receivable Servicers                                                       1,872,861.41
                                        Data Administration and Reporting Fees:                                       37,457.23
                                        Other Fees:                                                                        0.00
                                        Total Fees:                                                                1,910,318.64

                Interest Distribution Amounts
                                        Interest Due - Class A-1                                                     196,366.67
                                        Interest Paid - Class A-1                                                    196,366.67
                                        Shortfall - Class A-1                                                              0.00
                                        Carryover Shortfall - Class A-1                                                    0.00
                                        Change in Carryover Shortfall - Class A-1                                          0.00

                                        Interest Due - Class A-2a                                                    262,453.33
                                        Interest Paid - Class A-2a                                                   262,453.33
                                        Shortfall - Class A-2a                                                             0.00
                                        Carryover Shortfall - Class A-2a                                                   0.00
                                        Change in Carryover Shortfall - Class A-2a                                         0.00

                                        Interest Due - Class A-2b                                                     19,500.00
                                        Interest Paid - Class A-2b                                                    19,500.00
                                        Shortfall - Class A-2b                                                             0.00
                                        Carryover Shortfall - Class A-2b                                                   0.00
                                        Change in Carryover Shortfall - Class A-2b                                         0.00

                                        Interest Due - Class A-3                                                     213,120.00
                                        Interest Paid - Class A-3                                                    213,120.00
                                        Shortfall - Class A-3                                                              0.00
                                        Carryover Shortfall - Class A-3                                                    0.00
                                        Change in Carryover Shortfall - Class A-3                                          0.00

                                        Interest Due - Class A-4                                                     168,281.20
                                        Interest Paid - Class A-4                                                    168,281.20
                                        Shortfall - Class A-4                                                              0.00
                                        Carryover Shortfall - Class A-4                                                    0.00
                                        Change in Carryover Shortfall - Class A-4                                          0.00

                                        Interest Due - Class B                                                        26,257.05
                                        Interest Paid - Class B                                                       26,257.05
                                        Shortfall - Class B                                                                0.00
                                        Carryover Shortfall - Class B                                                      0.00
                                        Change in Carryover Shortfall - Class B                                            0.00

                                        Interest Due - Class C                                                        11,308.04
                                        Interest Paid - Class C                                                       11,308.04
                                        Shortfall - Class C                                                                0.00
                                        Carryover Shortfall - Class C                                                      0.00
                                        Change in Carryover Shortfall - Class C                                            0.00

                                        Interest Due - Class D                                                        51,674.93
                                        Interest Paid - Class D                                                       51,674.93
                                        Shortfall - Class D                                                                0.00
                                        Carryover Shortfall - Class D                                                      0.00
                                        Change in Carryover Shortfall - Class D                                            0.00

                                        Interest Due - Total                                                         948,961.22
                                        Interest Paid - Total (Includes Certificates)                                948,961.22
                                        Shortfall - Total                                                                  0.00
                                        Carryover Shortfall - Total                                                        0.00
                                        Change in Carryover Shortfall - Total                                              0.00

                Principal Allocations
                                        First Allocation of Principal                                                      0.00
                                        Second Allocation of Principal                                            33,832,645.11
                                        Third Allocation of Principal                                             20,133,000.00
                                        Regular Principal Allocation                                              30,047,649.48
                                        Total Principal Allocations                                               84,013,294.59

                Principal Distribution Amounts
                                        Principal Distribution - Class A-1                                        84,013,294.59
                                        Principal Distribution - Class A-2a                                                0.00
                                        Principal Distribution - Class A-2b                                                0.00
                                        Principal Distribution - Class A-3                                                 0.00
                                        Principal Distribution - Class A-4                                                 0.00
                                        Principal Distribution - Class B                                                   0.00
                                        Principal Distribution - Class C                                                   0.00
                                        Principal Distribution - Class D                                                   0.00

                                        Certificate Distribution                                                           0.00

                Total Distribution                                                                                86,872,574.45

                PORTFOLIO INFORMATION
                                        Weighted Average Coupon                                                          3.96 %
                                        Weighted Average Original Term (months)                                           62.00
                                        Weighted Average Remaining Term                                                   45.20
                                        Weighted Average Age (months)                                                     16.48
                                        Remaining Number of Receivables                                                 123,212
                                        Portfolio Receivable Balance (end of period)                           2,070,555,897.79
                                                              Discount Receivables                             1,444,318,450.91
                                                              Non-Discount Receivables                           494,901,903.98
                                        Adjusted Portfolio Receivable Balance (end of period)                  1,939,220,354.89

                OVERCOLLATERALIZATION INFORMATION
                                        Overcollateralization Amount                                             -25,318,350.52
                                        Target Level of Overcollateralization                                     27,149,084.97

                NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                                        Total Principal Losses for Collection Period                                 185,986.93
                                        Recoveries and Liquidation Proceeds                                           68,546.12
                                        Net Losses for Collection Period                                             117,440.81
                                        Net Loss Rate for Collection Period(annualized)                                0.0655 %

                                        Cumulative Net Losses for all Periods($)                                     117,440.81
                                        Cumulative Net Losses for all Periods(% of original portfolio)                 0.0055 %

                                        Delinquent Receivables
                                        Number of Contracts
                                        31 - 60 Days Delinquent                                                           1,524
                                        61 - 90 Days Delinquent                                                              86
                                        91 - 120 Days Delinquent                                                              0
                                        Over 120 Days Delinquent                                                              0
                                        Sub Total                                                                         1,610
                                        Repossesions (# of vehicles)                                                         54
                                        Total Number of Delinquencies and Repossesions                                    1,664

                                        $ Amount of Delinquency
                                        31 - 60 Days Delinquent                                                   25,020,886.49
                                        61 - 90 Days Delinquent                                                    1,331,760.93
                                        91 - 120 Days Delinquent                                                           0.00
                                        Over 120 Days Delinquent                                                           0.00
                                        Sub Total                                                                 26,352,647.42
                                        Repossesions                                                                 917,636.96
                                        Total Amount of Delinquencies and Repossesions                            27,270,284.38

                                        % of End Period Balance
                                        31 - 60 Days Delinquent                                                        1.2084 %
                                        61 - 90 Days Delinquent                                                        0.0643 %
                                        91 - 120 Days Delinquent                                                       0.0000 %
                                        Over 120 Days Delinquent                                                       0.0000 %
                                        Sub Total                                                                      1.2727 %
                                        Repossesions                                                                   0.0443 %
                                        Total % of Delinquencies and Repossesions                                      1.3171 %


                                        Monthly Net Loss Rate:
                                        Current Collection Period                                                      0.0055 %
                                        Preceding Collection Period                                                    0.0000 %
                                        Second Preceding Collection Period                                             0.0000 %
                                        Three Month Average                                                            0.0055 %
                                        Annualized Average Net Loss Rate                                               0.0655 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
